EXHIBIT 10.108

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

AMENDMENT N°25

TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

as Buyer

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 1/14

AMENDMENT N°25 TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

This Amendment N°25 (the “Amendment N°25”) dated 20 December 2019 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2 Rond‑Point Emile Dewoitine, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”, and individually as a “Party”.

WHEREAS:

A.   On 10 May 2012, the Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103377 for the manufacture and sale by the Seller and purchase by the Buyer of thirty-six (36) firm A320 NEO Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.   On 28 December 2012, the Buyer and the Seller entered into Amendment N°1 to the Purchase Agreement for the manufacture and sale by the Seller and purchase by the Buyer of fourteen (14) incremental A320 NEO Family aircraft.

C.    On 14 July 2014, the Seller and the Buyer entered into Amendment N°2 to the Purchase Agreement in order to, among other things, [*].

D.    On 14 July 2014, the Buyer and the Seller entered into Amendment N°3 to the Purchase Agreement for the manufacture and sale by the Seller and purchase by the Buyer of sixty (60) incremental A320 NEO Family aircraft.

E.    On 10 October 2014, the Buyer and the Seller entered into Amendment N°4 to the Purchase Agreement for  [*].

F.    On 03 March 2015, the Buyer and the Seller entered into Amendment N°5 to the Purchase Agreement for the cancellation of sixty (60) Amendment 3 NEO Aircraft and for the manufacture and sale by the Seller and purchase by the Buyer of ninety (90) incremental A321 NEO Family aircraft.

G.    On 18 March 2015, the Buyer and the Seller entered into Amendment N°6 to the Purchase Agreement in order to [*].

H.    On 09 November 2015, the Buyer and the Seller entered into Amendment N°7 to the Purchase Agreement in order to  [*].

I.      On 08 January 2016, the Buyer and the Seller entered into Amendment N°8 to the Purchase Agreement in order to [*].

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 2/14

J.     On 04 April 2016, the Buyer and the Seller entered into Amendment N°9 to the Purchase Agreement in order to [*].

K.    On 12 April 2016, the Buyer and the Seller entered into Amendment N°10 to the Purchase Agreement in order to [*].

L.     On 02 June 2016, the Buyer and the Seller entered into Amendment N°11 to the Purchase Agreement in order to [*].

M.    On 17 August 2016, the Buyer and the Seller entered into Amendment n°12 to the Purchase Agreement in order to, among other things, (i) introduce the new A321-200NX standard specification, [*].

N.    On 20 December 2016, the Buyer and the Seller entered into Amendment N°13 to the Purchase Agreement in order to  [*].

O.    On 03 March 2017, the Buyer and the Seller entered into Amendment N°14 to the Purchase Agreement in order to, among other things, [*].

P.    On 10 April 2017, the Buyer and the Seller entered into Amendment N°15 to the Purchase Agreement in order to, among other things, [*].

Q.    On 19 June 2017, the Buyer and the Seller entered into Amendment N°16 to the Purchase Agreement in order to [*].

R.    On 19 June 2017, the Buyer and the Seller entered into Amendment N°17 to the Purchase Agreement in order to provide for the manufacture and sale of twelve (12) incremental A320 NEO Family aircraft.

S.    On 12 July 2017, the Buyer and the Seller entered into Amendment N°18 to the Purchase Agreement in order to amend certain terms of Amendment N°16.

T.    On 31 July 2017, the Buyer and the Seller entered into Amendment N°19 to the Purchase Agreement in order to  [*].

U.    On 29 September 2017, the Buyer and the Seller entered into Amendment N°20 to the Purchase Agreement in order to [*].

V.    On 27 December 2017, the Buyer and the Seller entered into Amendment N°21 to the Purchase Agreement in order to provide for the manufacture and sale of six (6) incremental A320 NEO Family aircraft.

W.   On 16 February 2018, the Buyer and the Seller entered into Amendment N°22 to the Purchase Agreement in order to, among other things, [*].

X.    On 31 December 2018, the Buyer and the Seller entered into Amendment N°23 to the Purchase Agreement in order to, among other things, [*].

Y.    On 18 October 2019, the Buyer and the Seller entered into Amendment N°24 to the Purchase Agreement in order to [*], subject to the terms and conditions set out below.

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

Z.    The Parties have now decided to enter into this amendment N°25 (the “Amendment N°25”) in order to cover (i) the manufacture and sale of twenty-five (25) incremental A321 NEO

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 3/14

Aircraft; (ii) the manufacture and sale of twenty-seven (27) A321XLR Aircraft (as defined below); and (iii) [*]; subject to the terms and conditions set out below.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°25. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 4/14

1.         SCOPE

1.1       The Seller hereby agrees to sell, and the Buyer agrees to purchase from the Seller, (i) twenty-five (25) incremental A321 NEO Aircraft (the “Amendment 25 NEO Aircraft”), [*] (ii) twenty-seven (27) A321XLR aircraft (the “A321XLR Aircraft”), as per terms and conditions described herein.

[*]

1.2       The definitions of the terms “Aircraft”, “Airframe”, “NEO Aircraft” and “Standard Specification” in Clause 0 of the Agreement shall be deleted and replaced by the following quoted text:

QUOTE

Aircraft    means any or all of the two hundred and ten (210) firm A320 NEO Family aircraft for which the delivery schedule is set forth in Clause 9.1 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

Airframe  means any A320 NEO Aircraft, A321 NEO Aircraft or A321XLR Aircraft, as the case may be, excluding the Propulsion Systems therefor.

NEO Aircraft    means individually or collectively an Airbus A320 NEO Aircraft, A321 NEO   Aircraft, or A321XLR Aircraft.

Standard Specification    means individually or collectively the A320 NEO Standard Specification, the A321 NEO Standard Specification or the A321XLR Standard Specification, as applicable.

UNQUOTE

1.3       The following definitions related to the A321XLR Aircraft shall be added to Clause 0 of the Agreement:

QUOTE

A321XLR Aircraft or A321XLR   means an A321 NEO Aircraft incorporating the XLR Changes and delivered under this Agreement, including, without limitation, [*].

A321XLR Standard Specification   has the meaning set forth in Clause 4.1.1.1. of Amendment  N°25.

XLR ACT   means the optional additional forward centre tank developed for the A321XLR   type aircraft and its installation.

XLR ACT Provisions   means the provisions for the XLR ACT.

XLR Changes   has the meaning set out in Clause 4.1.1.1. of Amendment  N°25.

XLR Specification Freeze   has the meaning set out in Clause 4.1.1.1. of Amendment  N°25.

[*] MTOW Increase   means an optional increase in design weights from MTOW [*] / MLW [*] / MZFW [*] to MTOW [*] / MLW [*] / MZFW [*].

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 5/14

UNQUOTE

2.         DELIVERY SCHEDULE

[*]

3.         PAYMENT TERMS

[*]

4.         SPECIFIC CONDITIONS APPLICABLE TO A321XLR AIRCRAFT

The terms and conditions applicable to the [*] and the A321XLR Aircraft shall be [*] except as described in this Amendment N°25, as amended and supplemented by the Letter Agreements hereto.

4.1       Definition

4.1.1    Specification

4.1.1.1 The specification of the A321XLR Aircraft shall be derived from the current A321-200NX Standard Specification to include [*] modified design weights featuring minimum weights of [*] of MTOW, [*] of MLW and [*] of MZFW, and [*] as required for such A321XLR aircraft (collectively the “XLR Changes”).

The implementation of these XLR Changes onto the A321XLR Aircraft will be reflected in the first issue of the A321XLR standard specification (the “A321XLR Standard Specification”) when the design of such A321XLR type shall have been frozen (the “XLR Specification Freeze”) and the implementation of the XLR Changes through the A321XLR Standard Specification is hereby irrevocably accepted by the Buyer.

It is estimated that the basic Manufacturer’s Weight Empty (“MWE”) of the A321-200NX Standard Specification § 13-10.01.00 shall be [*] for the A321XLR Aircraft.

[*]

4.1.1.2 The A321XLR Aircraft shall be manufactured in accordance with A321XLR Standard Specification [*].

4.1.1.3 [*]

4.1.2    Propulsion Systems Selection

Clause 2.3 of the Agreement shall not apply to the A321XLR Aircraft, and the following Clause 2.3 between quotes shall apply solely to the A321XLR Aircraft:

QUOTE

2.3 Propulsion Systems

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 6/14

The Aircraft shall be equipped with a set of either two (2) CFM International Engines (“CFM”) LEAP engines or two (2) International Aero Engines, LLC (“IAE LLC”) PW1100G-JM engines, upon selection referred to respectively as the “Propulsion Systems”.

	CFM	IAE LLC
A321XLR	LEAP-1A32 AET* [*]	PW1133G-JM AET* [*]

* AET means Airbus Equivalent Thrust

The Buyer shall select the Propulsion Systems for each Aircraft by execution of the relevant SCN no later than, in respect of each A321XLR Aircraft or [*], as applicable,

[*]

UNQUOTE

4.2       [*]

4.3       [*]

4.4       Applicability

The Parties agree that the following provisions shall not apply to A321XLR Aircraft:

•     Letter Agreement N°1, N°2, N°5, N°6 to the Purchase Agreement

•     Clauses [*] of Letter Agreement N°3 to the Purchase Agreement

•     Clauses [*] of Letter Agreement N°4 to the Purchase Agreement and related appendixes

•     Clause [*] of Letter Agreement N°8 to the Purchase Agreement

•     Letter Agreement N°9 to the Purchase Agreement

•     Amendments N°1 to N°4, and their related letter agreements

•     Amendment N°5, and its related letter agreements

•     Amendments N°6 to N°11, and their related letter agreements

•     Clauses [*] of Amendment N°12

•     Amendments N°13 to N°24 and their related letter agreements

[*]

5.         [*]

6.         SUPPORT/ TRAINING MATTERS FOR AIRCRAFT

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 7/14

6.1       The Buyer and the Seller hereby agree that Appendix A to Clause 15 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1          The Seller will provide to the Buyer, Seller Representative services at the Buyer's main base or at other locations to be mutually agreed for the fleet of two hundred and ten (210) Aircraft [*]. This allocation shall be further assignable by the Buyer on a prorata basis to each of the Buyer’s Operators. [*] In the event that the Agreement is terminated in respect of any Aircraft, then the aggregate support allocations specified in this Appendix A which are not specified on a per Aircraft basis, shall be reduced on a pro-rata basis by the ratio of the number of terminated Aircraft to the total number of Aircraft pursuant to the Agreement (it being understood that such reduction shall be rounded to the nearest whole number, if applicable).

2          For the sake of clarification, such Seller Representatives’ services will include initial [*].

3          The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, [*].

UNQUOTE

6.2       The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

APPENDIX "A" TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of two hundred and ten (210) Aircraft firmly ordered (such quantities take into account the amount of training allowances previously provided by the Seller to the Buyer prior to the date of Amendment N°25), unless otherwise specified. In the event that the Agreement is terminated in respect of any Aircraft, then the aggregate support allocations specified in this Appendix A and which are not specified on a per Aircraft basis, shall be reduced on a pro-rata basis by the ratio of the number of terminated Aircraft to the total number of Aircraft pursuant to the Agreement (it being understood that such reduction shall be rounded to the nearest whole number, if applicable).

The contractual training courses defined in this Appendix A will be provided up to [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*] after said Aircraft Delivery.

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 8/14

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1          FLIGHT OPERATIONS TRAINING

1.1       Flight Crew Training (standard transition course)

The Seller will provide [*] per firmly ordered Aircraft.

1.2       Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor(s) [*] in total for the Buyer’s fleet of two hundred and ten (210) Aircraft firmly ordered and only provided to new Airbus Aircraft operator airlines.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.3       Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of two hundred and ten (210) Aircraft firmly ordered.

2          PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of two hundred and ten (210) Aircraft firmly ordered.

3          MAINTENANCE TRAINING

3.1       The Seller will provide to the Buyer [*] in total for the buyer’s fleet of two hundred and ten (210) Aircraft firmly ordered.

3.2       The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of two hundred and ten (210) Aircraft firmly ordered.

4          TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1       For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2       For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3       For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 9/14

4.4       For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

7.

[*]

8          INCONSISTENCY AND CONFIDENTIALITY

8.1       In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°25, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

8.2       This Amendment N°25 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

8.3       This Amendment N°25 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

9          COUNTERPARTS

This Amendment N°25 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

10        LAW AND JURISDICTION

This Amendment N°25 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°25 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 10/14

IN WITNESS WHEREOF this Amendment N°25 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ John L. Plueger	By:	/s/ Benoît de Saint Exupéry

Its:	CEO & President	Its:	Senior Vice President, Contracts

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 11/14

APPENDIX 1

DELIVERY SCHEDULE

[*]

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 12/14

APPENDIX 2

[*]

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 13/14

APPENDIX 3

[*]

Amendment Nº25 to the ALC A320 NEO Family PA
Ref. CLC-CT19000772	Page 14/14

LETTER AGREEMENT N° 1

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

December 20, 2019

Subject : [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°25 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 25 NEO Aircraft and A321XLR Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 25 NEO Aircraft and A321XLR Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°1
Ref. CLC-CT19000772	Page 1/3

LETTER AGREEMENT N° 1

1          [*]

2          [*]

3          [*]

4          ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

5          LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°1
Ref. CLC-CT19000772	Page 2/3

LETTER AGREEMENT N° 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ John L. Plueger	By:	/s/ Benoît de Saint Exupéry

Its:	CEO & President	Its:	Senior Vice President, Contracts

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°1
Ref. CLC-CT19000772	Page 3/3

LETTER AGREEMENT N° 2

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

December 20, 2019

Subject  : TECHNICAL MATTERS

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°25 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 25 NEO Aircraft and A321XLR Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°2 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 25 NEO Aircraft and A321XLR Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°2
Ref. CLC-CT19000772	Page 1/4

LETTER AGREEMENT N° 2

1          [*]

2          [*]

3          [*]

4          ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

5          LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°2
Ref. CLC-CT19000772	Page 2/4

LETTER AGREEMENT N° 2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ John L. Plueger	By:	/s/ Benoît de Saint Exupéry

Its:	CEO & President	Its:	Senior Vice President, Contracts

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°2
Ref. CLC-CT19000772	Page 3/4

LETTER AGREEMENT N° 2

APPENDIX 1 [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°2
Ref. CLC-CT19000772	Page 4/4

LETTER AGREEMENT N° 3

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

December 20, 2019

Subject  : [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N° 25 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 25 NEO Aircraft and A321XLR Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°3 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 25 NEO Aircraft and A321XLR Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°3
Ref. CLC-CT19000772	Page 1/3

LETTER AGREEMENT N° 3

1          [*]

2          [*]

3          [*]

5          [*]

4          ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

5          LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°3
Ref. CLC-CT19000772	Page 2/3

LETTER AGREEMENT N° 3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ John L. Plueger	By:	/s/ Benoît de Saint Exupéry

Its:	CEO & President	Its:	Senior Vice President, Contracts

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°3
Ref. CLC-CT19000772	Page 3/3

LETTER AGREEMENT N°4A

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A

Subject: [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°25 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 25 NEO Aircraft and A321XLR Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°4A to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the A321XLR Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4A
Ref. CLC-CT19000772	Page 1/9

LETTER AGREEMENT N°4A

1             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4A
Ref. CLC-CT19000772	Page 2/9

LETTER AGREEMENT N°4A

2             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4A
Ref. CLC-CT19000772	Page 3/9

LETTER AGREEMENT N°4A

3             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4A
Ref. CLC-CT19000772	Page 4/9

LETTER AGREEMENT N°4A

4             [*]

5             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4A
Ref. CLC-CT19000772	Page 5/9

LETTER AGREEMENT N°4A

6             [*]

7             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4A
Ref. CLC-CT19000772	Page 6/9

LETTER AGREEMENT N°4A

8          [*]

9          [*]

10        INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

11        ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

12        CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

13        LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4A
Ref. CLC-CT19000772	Page 7/9

LETTER AGREEMENT N°4A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ John L. Plueger	By:	/s/ Benoît de Saint Exupéry

Its:	CEO & President	Its:	Senior Vice President, Contracts

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4A
Ref. CLC-CT19000772	Page 8/9

LETTER AGREEMENT N°4A

APPENDIX A

[*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4A
Ref. CLC-CT19000772	Page 9/9

LETTER AGREEMENT N°4B

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A

Subject: [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°25 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 25 NEO Aircraft and A321XLR Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°4B to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the A321XLR Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4B
Ref. CLC-CT19000772	Page 1/10

LETTER AGREEMENT N°4B

1             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4B
Ref. CLC-CT19000772	Page 2/10

LETTER AGREEMENT N°4B

2             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4B
Ref. CLC-CT19000772	Page 3/10

LETTER AGREEMENT N°4B

3             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4B
Ref. CLC-CT19000772	Page 4/10

LETTER AGREEMENT N°4B

4             [*]

5             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4B
Ref. CLC-CT19000772	Page 5/10

LETTER AGREEMENT N°4B

6             [*]

7             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4B
Ref. CLC-CT19000772	Page 6/10

LETTER AGREEMENT N°4B

8             [*]

9             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4B
Ref. CLC-CT19000772	Page 7/10

LETTER AGREEMENT N°4B

10        INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

11        ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

12        CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

13        LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4B
Ref. CLC-CT19000772	Page 8/10

LETTER AGREEMENT N°4B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ John L. Plueger	By:	/s/ Benoît de Saint Exupéry

Its:	CEO & President	Its:	Senior Vice President, Contracts

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4B
Ref. CLC-CT19000772	Page 9/10

LETTER AGREEMENT N°4B

APPENDIX A

[*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4B
Ref. CLC-CT19000772	Page 10/10

LETTER AGREEMENT N°4C

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A

Subject: [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°25 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 25 NEO Aircraft and A321XLR Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°4C to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the A321XLR Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4C
Ref. CLC-CT19000772	Page 1/10

LETTER AGREEMENT N°4C

1             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4C
Ref. CLC-CT19000772	Page 2/10

LETTER AGREEMENT N°4C

2             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4C
Ref. CLC-CT19000772	Page 3/10

LETTER AGREEMENT N°4C

3             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4C
Ref. CLC-CT19000772	Page 4/10

LETTER AGREEMENT N°4C

4             [*]

5             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4C
Ref. CLC-CT19000772	Page 5/10

LETTER AGREEMENT N°4C

6             [*]

7             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4C
Ref. CLC-CT19000772	Page 6/10

LETTER AGREEMENT N°4C

8             [*]

9             [*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4C
Ref. CLC-CT19000772	Page 7/10

LETTER AGREEMENT N°4C

10        INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

11        ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

12        CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

13        LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4C
Ref. CLC-CT19000772	Page 8/10

LETTER AGREEMENT N°4C

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ John L. Plueger	By:	/s/ Benoît de Saint Exupéry

Its:	CEO & President	Its:	Senior Vice President, Contracts

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4C
Ref. CLC-CT19000772	Page 9/10

LETTER AGREEMENT N°4C

APPENDIX A

[*]

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4C
Ref. CLC-CT19000772	Page 10/10

LETTER AGREEMENT N°4D

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A

Subject: [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°25 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 25 NEO Aircraft and A321XLR Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°4D to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the A321XLR Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

``

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4D
Ref. CLC-CT19000772	Page 1/10

LETTER AGREEMENT N°4D

1             [*]

``

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4D
Ref. CLC-CT19000772	Page 2/10

LETTER AGREEMENT N°4D

2             [*]

``

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4D
Ref. CLC-CT19000772	Page 3/10

LETTER AGREEMENT N°4D

3             [*]

``

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4D
Ref. CLC-CT19000772	Page 4/10

LETTER AGREEMENT N°4D

4             [*]

5             [*]

``

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4D
Ref. CLC-CT19000772	Page 5/10

LETTER AGREEMENT N°4D

6             [*]

7             [*]

``

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4D
Ref. CLC-CT19000772	Page 6/10

LETTER AGREEMENT N°4D

8             [*]

9             [*]

``

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4D
Ref. CLC-CT19000772	Page 7/10

LETTER AGREEMENT N°4D

10        INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

11        ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

12        CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

13        LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

``

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4D
Ref. CLC-CT19000772	Page 8/10

LETTER AGREEMENT N°4D

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ John L. Plueger	By:	/s/ Benoît de Saint Exupéry

Its:	CEO & President	Its:	Senior Vice President, Contracts

``

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4D
Ref. CLC-CT19000772	Page 9/10

LETTER AGREEMENT N°4D

APPENDIX A

[*]

``

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°4D
Ref. CLC-CT19000772	Page 10/10

LETTER AGREEMENT N° 5

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

December 20, 2019

Subject  : [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N° 25 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 25 NEO Aircraft and A321XLR Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°5 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 25 NEO Aircraft and A321XLR Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°5
Ref. CLC-CT19000772	Page 1/3

LETTER AGREEMENT N° 5

1          [*]

2          ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

3          LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°5
Ref. CLC-CT19000772	Page 2/3

LETTER AGREEMENT N° 5

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ John L. Plueger	By:	/s/ Benoît de Saint Exupéry

Its:	CEO & President	Its:	Senior Vice President, Contracts

Amendment Nº25 to the ALC A320 NEO Family PA – Letter Agreement N°5
Ref. CLC-CT19000772	Page 3/3